                      BANC OF AMERICA SECURITIES [LOGO](TM)

                    -----------------------------------------

      THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET
POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

      BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND
IF ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE TERM SHEET

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-F
$580,621,000 (APPROXIMATE)

CLASSES 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1, 3-A-2, B-1, B-2 AND B-3
(OFFERED CERTIFICATES)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
SECURITIES ADMINISTRATOR AND SERVICER

U.S. BANK NATIONAL ASSOCIATION
TRUSTEE AND CUSTODIAN

JUNE 13, 2006

                    -----------------------------------------

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                                                               2
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN
            TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF
            AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
            THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY
            THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR
            MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED
            HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR
            PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX
            ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                                                               3
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     >   PRELIMINARY SUMMARY OF CERTIFICATES (To Roll)                   PG. 4

     >   PRELIMINARY SUMMARY OF CERTIFICATES (To Maturity)               PG. 5

     >   PRELIMINARY SUMMARY OF TERMS                                    PG. 6

     >   PRELIMINARY CREDIT SUPPORT                                      PG. 18

     >   PRELIMINARY PRIORITY OF DISTRIBUTIONS                           PG. 18

                                                                               4
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            TO ROLL (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Expected
                                                                 Est.  Est. Prin.   Maturity to                      Expected
                    Approx.                                      WAL     Window     Roll @ 25%      Delay            Ratings
Class               Size (2)      Interest - Principal Type     (yrs)    (mos)       CPB (mos)      Days           (S&P/Fitch)
------------------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                             S&P        Fitch
------------------------------------------------------------------------------------------------------------------------------------

   1-A-1        226,991,000.00   Variable - Pass-Through (3)    2.46      1-59          59           19          AAA         AAA
------------------------------------------------------------------------------------------------------------------------------------
   1-A-2         11,225,000.00   Variable - Pass-Through (3)    2.46      1-59          59           19          AAA         AAA
------------------------------------------------------------------------------------------------------------------------------------
   2-A-1        192,425,000.00   Variable - Pass-Through (4)    2.54      1-60          60           19          AAA         AAA
------------------------------------------------------------------------------------------------------------------------------------
   2-A-2         20,021,000.00   Variable - Pass-Through (4)    2.54      1-60          60           19          AAA         AAA
------------------------------------------------------------------------------------------------------------------------------------
   3-A-1         97,840,000.00   Variable - Pass-Through (5)    2.90      1-84          84           19          AAA         AAA
------------------------------------------------------------------------------------------------------------------------------------
   3-A-2         10,180,000.00   Variable - Pass-Through (5)    2.90      1-84          84           19          AAA         AAA
------------------------------------------------------------------------------------------------------------------------------------
   B-1           15,212,000.00   Subordinate - Sequential (6)   4.39      1-84          84           19          NR          AA
------------------------------------------------------------------------------------------------------------------------------------
   B-2            4,095,000.00   Subordinate - Sequential (6)   4.39      1-84          84           19          NR           A
------------------------------------------------------------------------------------------------------------------------------------
   B-3            2,632,000.00   Subordinate - Sequential (6)   4.39      1-84          84           19          NR          BBB
------------------------------------------------------------------------------------------------------------------------------------
   NOT OFFERED HEREUNDER
------------------------------------------------------------------------------------------------------------------------------------
   B-4            1,463,000.00
------------------------------
   B-5            1,462,000.00                                     INFORMATION NOT PROVIDED HEREIN
------------------------------
   B-6            1,463,465.61
------------------------------
   1-A-R                100.00
------------------------------------------------------------------------------------------------------------------------------------

(1)   Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, and the Group 3-A Certificates will be paid in full on the Distribution
      Date occurring in the month of May 2011, June 2011, and June 2013, respectively.

(2)   Class sizes are subject to change.

(3)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan
      Group) of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               5
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                        TO MATURITY
----------------------------------------------------------------------------------------------------------------------------
                                                                 Est.
                                                                 WAL       Est.     Expected
                                                                @ 25%      Prin.      Final
                    Approx.                                      CPR      Window    Maturity   Delay        Expected
Class              Size (1)       Interest - Principal Type     (yrs)    (mos) (2)  (mos) (2)  Days         Ratings
----------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES                                                                                    S&P        Fitch
----------------------------------------------------------------------------------------------------------------------------

   1-A-1        226,991,000.00   Variable - Pass-Through (3)    3.32      1-359        359      19      AAA         AAA
----------------------------------------------------------------------------------------------------------------------------
   1-A-2         11,225,000.00   Variable - Pass-Through (3)    3.32      1-359        359      19      AAA         AAA
----------------------------------------------------------------------------------------------------------------------------
   2-A-1        192,425,000.00   Variable - Pass-Through (4)    3.31      1-360        360      19      AAA         AAA
----------------------------------------------------------------------------------------------------------------------------
   2-A-2         20,021,000.00   Variable - Pass-Through (4)    3.31      1-360        360      19      AAA         AAA
----------------------------------------------------------------------------------------------------------------------------
   3-A-1         97,840,000.00   Variable - Pass-Through (5)    3.33      1-360        360      19      AAA         AAA
----------------------------------------------------------------------------------------------------------------------------
   3-A-2         10,180,000.00   Variable - Pass-Through (5)    3.33      1-360        360      19      AAA         AAA
----------------------------------------------------------------------------------------------------------------------------
   B-1           15,212,000.00   Subordinate - Sequential (6)   6.08      1-360        360      19      NR           AA
----------------------------------------------------------------------------------------------------------------------------
   B-2            4,095,000.00   Subordinate - Sequential (6)   6.08      1-360        360      19      NR           A
----------------------------------------------------------------------------------------------------------------------------
   B-3            2,632,000.00   Subordinate - Sequential (6)   6.08      1-360        360      19      NR          BBB
----------------------------------------------------------------------------------------------------------------------------

(1)   Class sizes are subject to change.

(2)   Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan
      Group.

(3)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)   For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)   Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan
      Group) of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               6
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Transaction:                     Banc of America Funding Corporation, Mortgage
                                 Pass-Through Certificates, Series 2006-F

Issuing Entity:                  Banc of America Funding 2006-F Trust

Underwriter:                     Banc of America Securities LLC

Servicer and Originator:         Wells Fargo Bank, N.A.

Sponsor:                         Bank of America, National Association

Depositor:                       Banc of America Funding Corporation

Securities Administrator:        Wells Fargo Bank, N.A.

Trustee and Custodian:           U.S. Bank National Association

Rating Agencies:                 Standard & Poor's, a division of The
                                 McGraw-Hill Companies, Inc. and Fitch Ratings

Transaction Size:                $580,621,000 (+/- 5%)

Securities Offered:              $226,991,000 Class 1-A-1 Certificates
                                 $11,225,000 Class 1-A-2 Certificates
                                 $192,425,000 Class 2-A-1 Certificates
                                 $20,021,000 Class 2-A-2 Certificates
                                 $97,840,000 Class 3-A-1 Certificates
                                 $10,180,000 Class 3-A-2 Certificates
                                 $15,212,000 Class B-1 Certificates
                                 $4,095,000 Class B-2 Certificates
                                 $2,632,000 Class B-3 Certificates

The Mortgage Pool:               The "Mortgage Pool" will consist of adjustable
                                 rate, conventional, fully amortizing mortgage
                                 loans (the "Mortgage Loans") secured by first
                                 liens on one-to four-family properties. All of
                                 the Mortgage Loans were originated or acquired
                                 by Wells Fargo Bank, N.A.

Group 1 Mortgage Loans:          5/1 Hybrid Relationship ARM Residential
                                 Mortgage Loans: fully amortizing, one-to-four
                                 family, first lien mortgage loans. The Group 1
                                 Mortgage Loans have a fixed interest rate for
                                 the first 5 years after origination and
                                 thereafter the Mortgage Loans have a variable
                                 interest rate. Approximately 96.04% of the
                                 Group 1 Mortgage Loans require only payments of
                                 interest until the 61st or 121st payment. See
                                 the collateral appendix for a more in-depth
                                 description.

--------------------------------------------------------------------------------

                                                                               7
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Group 2 Mortgage Loans:          5/1 Hybrid Non-Relationship ARM Residential
                                 Mortgage Loans: fully amortizing, one-to-four
                                 family, first lien mortgage loans. The Group 2
                                 Mortgage Loans have a fixed interest rate for
                                 the first 5 years after origination and
                                 thereafter the Mortgage Loans have a variable
                                 interest rate. Approximately 91.48% of the
                                 Group 2 Mortgage Loans require only payments of
                                 interest until the 61st or 121st payment. See
                                 the collateral appendix for a more in-depth
                                 description.

Group 3 Mortgage Loans:          7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 3 Mortgage Loans
                                 have a fixed interest rate for the first 7
                                 years after origination and thereafter the
                                 Mortgage Loans have a variable interest rate.
                                 Approximately 93.24% of the Group 3 Mortgage
                                 Loans require only payments of interest until
                                 the 85th or 121st payment. See the collateral
                                 appendix for a more in-depth description.

Relationship ARMs:               Relationship ARMs have interest rates during
                                 the fixed-rate period which are 0.125% to
                                 0.500% per annum lower than the rates generally
                                 applicable to comparable loans made to
                                 mortgagors who do not have a banking
                                 relationship with the Originator. The amount of
                                 the reduction is based on the mortgagor
                                 maintaining certain accounts and balances. In
                                 the event a mortgagor fails to maintain the
                                 required relationship, the Servicer may, upon
                                 notice, increase the interest rate for the
                                 fixed-rate period by a specified number of
                                 percentage points ranging from 0.125% to
                                 0.500%. In the event of such an increase, the
                                 Mortgage Loan will be re-amortized over its
                                 remaining term, and the monthly payments to be
                                 made by the mortgagor will increase. Any such
                                 increase will be treated as additional
                                 servicing compensation and will not be made
                                 available to make payments to
                                 Certificateholders.

Expected Pricing Date:           Week of June 12, 2006

Investor Closing Date:           June 30, 2006

Distribution Date:               20th of each month, or the next succeeding
                                 business day (First Distribution Date: July 20,
                                 2006)

Cut-off Date:                    June 1, 2006

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 3-A-1,
                                 and 3-A-2 Certificates (the "Class A
                                 Certificates"). The Class 1-A-R Certificate is
                                 not offered hereunder.

--------------------------------------------------------------------------------

                                                                               8
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Class B-4, B-5 and B-6 Certificates are not
                                 offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:          Class 2-A-1 and 2-A-2 Certificates

Group 3-A Certificates:          Class 3-A-1 and 3-A-2 Certificates

Class A Certificates:            Group 1-A Certificates, Group 2-A Certificates,
                                 and Group 3-A Certificates

Super Senior Certificates:       Class 1-A-1, 2-A-1, and 3-A-1 Certificates

Super Senior Support
Certificates:                    Class 1-A-2, 2-A-2, and 3-A-2 Certificates

Day Count:                       30/360

Final Scheduled Distribution
Date:                            July 20, 2036

Prepayment Speed:                25% CPB. CPB represents an assumed annual rate
                                 of principal prepayment each month relative to
                                 the then outstanding principal balance of a
                                 pool of mortgage loans. In addition, CPB
                                 assumes the outstanding principal of each
                                 mortgage loans will be prepaid in full at the
                                 end of its fixed-rate period. A prepayment
                                 assumption of 0% CPB assumes constant
                                 prepayment rates of 0% per annum until the
                                 initial rate adjustment date, a prepayment
                                 assumption of 15% CPB assumes constant
                                 prepayment rates of 15% per annum until the
                                 initial rate adjustment date, a prepayment rate
                                 of 25% CPB assumes constant prepayment rates of
                                 25% per annum until the initial rate adjustment
                                 date and so forth.

--------------------------------------------------------------------------------

                                                                               9
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Clearing:                        DTC, Clearstream and Euroclear

                                     Original
                                    Certificate      Minimum       Incremental
Denominations:                         Form       Denominations   Denominations
                                    -----------   -------------   -------------
 Class A Certificates               Book Entry       $ 1,000           $1
 Class B-1, B-2 and B-3             Book Entry       $25,000           $1
         Certificates

Determination Date:              For any Distribution Date, the 16th day of the
                                 month in which the Distribution Date occurs or,
                                 if that day is not a business day, the
                                 immediately preceding business day.

Record Date:                     For any Distribution Date, the close of
                                 business on the last business day of the month
                                 preceding the month of that Distribution Date.

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of
                                 SMMEA.

Tax Structure:                   For federal income tax purposes, one or more
                                 elections will be made to treat the Trust as
                                 one or more "real estate mortgage investment
                                 conduits" (each, a "REMIC").

Optional Termination Date:       At its option, the Servicer may, subject to
                                 certain conditions, purchase all remaining
                                 Mortgage Loans in the Trust and effect early
                                 retirement of the Certificates on any
                                 Distribution Date on or after which the
                                 aggregate Stated Principal Balance of the
                                 Mortgage Loans declines to 10% or less of the
                                 aggregate unpaid principal balance of the
                                 Mortgage Loans as of the Cut-off Date (the
                                 "Cut-off Date Pool Principal Balance").

The Pooling Agreement:           The Certificates will be issued pursuant to a
                                 Pooling and Servicing Agreement (the "Pooling
                                 Agreement") to be dated the Closing Date, among
                                 the Depositor, the Servicer, the Securities
                                 Administrator, and the Trustee.

ERISA Eligibility:               A fiduciary or other person acting on behalf of
                                 any employee benefit plan or arrangement,
                                 including an individual retirement account,
                                 subject to the Employee Retirement Income
                                 Security Act of 1974, as amended ("ERISA"), the
                                 Code or any federal, state or local law
                                 ("Similar Law") which is similar to ERISA or
                                 the Code (collectively, a "Plan") should
                                 carefully review with its legal advisors
                                 whether the purchase or holding of an Offered
                                 Certificate could give rise to a transaction
                                 prohibited or not otherwise permissible under
                                 ERISA, the Code or Similar Law.

--------------------------------------------------------------------------------

                                                                              10
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ERISA Eligibility(continued):    The U.S. Department of Labor has extended to
                                 Banc of America Securities LLC an
                                 administrative exemption (the "Exemption") from
                                 certain of the prohibited transaction rules of
                                 ERISA and the related excise tax provisions of
                                 Section 4975 of the Code with respect to the
                                 initial purchase, the holding and the
                                 subsequent resale by certain Plans of
                                 certificates in pass-through trusts that
                                 consist of certain receivables, loans and other
                                 obligations that meet the conditions and
                                 requirements of the Exemption.

                                 The Exemption may cover the acquisition and
                                 holding of the Offered Certificates by the
                                 Plans to which it applies provided that all
                                 conditions of the Exemption other than those
                                 within the control of the investors are met. In
                                 addition, as of the date hereof, there is no
                                 single mortgagor that is the obligor on 5% of
                                 the initial balance of the Mortgage Pool.

                                 Prospective Plan investors should consult with
                                 their legal advisors concerning the impact of
                                 ERISA, the Code and Similar Law, the
                                 applicability of the Exemption, and the
                                 potential consequences in their specific
                                 circumstances, prior to making an investment in
                                 the Offered Certificates. Moreover, each Plan
                                 fiduciary should determine whether under the
                                 governing plan instruments and the applicable
                                 fiduciary standards of investment prudence and
                                 diversification, an investment in the Offered
                                 Certificates is appropriate for the Plan,
                                 taking into account the overall investment
                                 policy of the Plan and the composition of the
                                 Plan's investment portfolio.

--------------------------------------------------------------------------------

                                                                              11
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Preliminary Priority of
                                 Distributions. The Senior Principal
                                 Distribution Amount for Group 1 will generally
                                 be allocated first to the Class 1-A-R
                                 Certificate and then to the Class 1-A-1 and
                                 Class 1-A-2 Certificates, pro rata, until their
                                 class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 2 will generally be allocated to the Class
                                 2-A-1 and Class 2-A-2 Certificates, pro rata,
                                 until their class balances have been reduced to
                                 zero. The Senior Principal Distribution Amount
                                 for Group 3 will generally be allocated to the
                                 Class 3-A-1 and Class 3-A-2 Certificates, pro
                                 rata, until their class balances have been
                                 reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated
                                 to the Subordinate Certificates on a pro rata
                                 basis but will be distributed sequentially in
                                 accordance with their numerical class
                                 designations. All of the Groups of Senior
                                 Certificates are cross-collateralized. This
                                 means that after the class balances of the
                                 Class A Certificates of a Group have been
                                 reduced to zero, certain amounts otherwise
                                 payable to the Subordinate Certificates may be
                                 paid to the Class A Certificates of one or more
                                 of the other Groups. (Please see the
                                 "Preliminary Priority of Distributions" section
                                 below and "Description of the Certificates --
                                 Cross Collateralization" in the Disclosure
                                 Supplement.)

--------------------------------------------------------------------------------

                                                                              12
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shifting Interest in             Additional credit enhancement is provided by
Prepayments:                     the allocation, subject to certain exceptions,
                                 of all principal prepayments and certain
                                 liquidation proceeds on the mortgage loans in a
                                 loan group to reduce the aggregate class
                                 balance of the Class A Certificates of the
                                 related group during the first seven years
                                 after the closing date. In addition, a reduced,
                                 but still disproportionately large, allocation
                                 of these principal collections will be
                                 distributed to reduce the aggregate class
                                 balance of those Class A Certificates during
                                 the eighth through eleventh years following the
                                 closing date. The disproportionate allocation
                                 of prepayments and certain liquidation proceeds
                                 on the mortgage loans in a loan group will
                                 accelerate the amortization of the related
                                 Class A Certificates relative to the
                                 amortization of the subordinate certificates.
                                 As a result, it is more likely that the credit
                                 support percentage for the Class A Certificates
                                 of a group will be maintained and may be
                                 increased during the first eleven years.
                                 (Please see the "Senior Prepayment Percentage"
                                 section below.)

Interest Accrual:                Interest will accrue on the Offered
                                 Certificates during each one-month period
                                 ending on the last day of the month preceding
                                 the month in which each Distribution Date
                                 occurs. The initial interest accrual period
                                 will be deemed to have commenced on June 1,
                                 2006. Interest that accrues on each class of
                                 Certificates during an interest accrual period
                                 will be calculated on the assumption that
                                 distributions that reduce the class balance
                                 thereof on the Distribution Date in that
                                 interest accrual period are made on the first
                                 day of the interest accrual period. Interest
                                 will be calculated on the basis of a 360-day
                                 year consisting of twelve 30-day months.

                                       The amount of interest that will accrue
                                 on your Certificates during each interest
                                 accrual period is equal to:

                                       (a) one-twelfth of the pass-through rate
                                 for your class multiplied by the class balance
                                 of your Certificate on the Distribution Date,
                                 minus

                                       (b) the amount allocated to your class of
                                 certain interest shortfalls arising from the
                                 timing of prepayments on the Mortgage Loans,
                                 interest limitations applicable to certain
                                 military or similar personnel and interest
                                 losses allocated to your class. (See the
                                 Disclosure Supplement for a more detailed
                                 description.)

--------------------------------------------------------------------------------

                                                                              13
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Administrative Fees:             The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Securities
                                 Administrator (the "Securities Administration
                                 Fee"). The Administrative Fees will accrue on
                                 the Stated Principal Balance of each Mortgage
                                 Loan at a rate (the "Administrative Fee Rate")
                                 equal to the sum of the Servicing Fee Rate for
                                 such Mortgage Loan and the Securities
                                 Administration Fee Rate. The "Securities
                                 Administration Fee Rate" will be 0.0035% per
                                 annum. The Servicing Fee Rate for loans in Loan
                                 Group 1, Loan Group 2, and Loan Group 3 will be
                                 0.2500% per annum.

Compensating Interest:           The aggregate Servicing Fee payable to the
                                 Servicer for any month will be reduced by an
                                 amount equal to the lesser of (i) the
                                 prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of
                                 0.2500% of the aggregate Stated Principal
                                 Balance of the Mortgage Loans on the due date
                                 in the month preceding the month of such
                                 Distribution Date. Such amounts will be used to
                                 cover full or partial prepayment interest
                                 shortfalls, if any, on the related Mortgage
                                 Loans.

Net Mortgage Interest            As to any Mortgage Loan and Distribution Date,
Rate:                            the excess of its mortgage interest rate over
                                 the Administrative Fee Rate.

--------------------------------------------------------------------------------

                                                                              14
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pool Distribution                The Pool Distribution Amount for each Loan
Amount:                          Group with respect to any Distribution Date
                                 will be equal to the sum of (i) all scheduled
                                 installments of interest (net of the related
                                 Administrative Fees) and principal due on the
                                 Mortgage Loans in such Loan Group on the due
                                 date in the month in which such Distribution
                                 Date occurs and received prior to the related
                                 Determination Date, together with any advances
                                 in respect thereof or any compensating interest
                                 allocable to the Mortgage Loans in such Loan
                                 Group; (ii) all proceeds of any primary
                                 mortgage guaranty insurance policies and any
                                 other insurance policies with respect to the
                                 Mortgage Loans in such Loan Group, to the
                                 extent such proceeds are not applied to the
                                 restoration of the related mortgaged property
                                 or released to the mortgagor in accordance with
                                 the Servicer's normal servicing procedures, and
                                 all other cash amounts received and retained in
                                 connection with the liquidation of defaulted
                                 Mortgage Loans in such Loan Group, by
                                 foreclosure or otherwise, during the calendar
                                 month preceding the month of such Distribution
                                 Date (in each case, net of unreimbursed
                                 expenses incurred in connection with a
                                 liquidation or foreclosure and unreimbursed
                                 advances, if any); (iii) all partial or full
                                 prepayments received on the Mortgage Loans in
                                 such Loan Group during the calendar month
                                 preceding the month of such Distribution Date;
                                 (iv) any substitution adjustment payments or
                                 purchase prices in connection with any
                                 defective Mortgage Loan in such Loan Group
                                 received with respect to such Distribution Date
                                 or amounts received in connection with the
                                 optional termination of the Trust as of such
                                 Distribution Date, reduced by amounts in
                                 reimbursement for advances previously made and
                                 other amounts as to which the Servicer is
                                 entitled to be reimbursed pursuant to the
                                 Pooling Agreement; and (v) any amounts required
                                 to be paid by the Originator or the Sponsor to
                                 the issuing entity during the prior calendar
                                 month with respect to the Mortgage Loans in
                                 such Loan Group as a result of a breach of
                                 certain representations and warranties
                                 regarding compliance with predatory or abusive
                                 lending laws (the "Reimbursement Amount"), net
                                 of any portion thereof used to reimburse any
                                 class of Certificates that previously bore a
                                 loss as a result of such breach.

                                 The Pool Distribution Amounts will not include
                                 any profit received by the Servicer on the
                                 foreclosure of a Mortgage Loan. Such amounts,
                                 if any, will be retained by the Servicer as
                                 additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate
                                 class balance of the Class A Certificates of
                                 the related Group immediately prior to such
                                 date, divided by (ii) the aggregate principal
                                 balance of such Loan Group for such date.

Subordinate                      The Subordinate Percentage for a Loan Group for
Percentage:                      any Distribution Date will equal 100% minus the
                                 Senior Percentage for such Loan Group for such
                                 date.

Subordinate                      The Subordinate Prepayment Percentage for a
Prepayment                       Loan Group for any Distribution Date will equal
Percentage:                      100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.

--------------------------------------------------------------------------------

                                                                              15
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Senior Prepayment                For the following Distribution Dates, will be as follows:
Percentage:
                                 Distribution Date                Senior Prepayment Percentage
                                 -----------------                ----------------------------

                                 July 2006 through June 2013      100%;

                                 July 2013 through June 2014      the applicable Senior Percentage plus,
                                                                  70% of the applicable Subordinate
                                                                  Percentage;

                                 July 2014 through June 2015      the applicable Senior Percentage plus,
                                                                  60% of the applicable Subordinate
                                                                  Percentage;

                                 July 2015 through June 2016      the applicable Senior Percentage plus,
                                                                  40% of the applicable Subordinate
                                                                  Percentage;

                                 July 2016 through June 2017      the applicable Senior Percentage plus,
                                                                  20% of the applicable Subordinate
                                                                  Percentage;

                                 July 2017 and thereafter         the applicable Senior Percentage;

                                  provided, however,

                                 (i)   if on any Distribution Date the sum of
                                       the class balances of the Class A
                                       Certificates divided by the aggregate
                                       principal balance of the mortgage pool
                                       (the "Total Senior Percentage") exceeds
                                       such percentage calculated as of the
                                       Closing Date, then the Senior Prepayment
                                       Percentage for each Loan Group for such
                                       Distribution Date will equal 100%,

                                 (ii)  if on any Distribution Date prior to the
                                       July 2009 Distribution Date, prior to
                                       giving effect to any distributions, the
                                       percentage equal to the aggregate class
                                       balance of the Subordinate Certificates
                                       divided by the aggregate principal
                                       balance of the mortgage pool (the "Total
                                       Subordinate Percentage") is greater than
                                       or equal to twice such percentage
                                       calculated as of the Closing Date, then
                                       the Senior Prepayment Percentage for each
                                       Loan Group for that Distribution Date
                                       will equal the applicable Senior
                                       Percentage for each Loan Group plus 50%
                                       of the Subordinate Percentage for such
                                       Loan Group, and

                                 (iii) if on any Distribution Date on or after
                                       the July 2009 Distribution Date, prior to
                                       giving effect to any distributions, the
                                       Total Subordinate Percentage is greater
                                       than or equal to twice such percentage
                                       calculated as of the Closing Date, then
                                       the Senior Prepayment Percentage for each
                                       Loan Group for that Distribution Date
                                       will equal the Senior Percentage for such
                                       Loan Group.

                                 No decrease will occur if certain delinquency
                                 and loss tests are not met. For a more complete
                                 description, please see the Disclosure
                                 Supplement.

--------------------------------------------------------------------------------

                                                                              16
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a)
                                 all monthly payments of principal due on each
                                 Mortgage Loan in such Loan Group on the related
                                 due date, (b) the principal portion of the
                                 purchase price (net of unreimbursed advances
                                 and other amounts as to which the Servicer is
                                 entitled to be reimbursed pursuant to the
                                 Pooling Agreement) of each Mortgage Loan in
                                 such Loan Group that was repurchased and
                                 received during the calendar month preceding
                                 the month of that Distribution Date, (c) any
                                 substitution adjustment payments (net of
                                 unreimbursed advances and other amounts as to
                                 which the Servicer is entitled to be reimbursed
                                 pursuant to the Pooling Agreement) in
                                 connection with any defective Mortgage Loan in
                                 such Loan Group received during the calendar
                                 month preceding the month of that Distribution
                                 Date, (d) any liquidation proceeds (net of
                                 unreimbursed expenses and unreimbursed
                                 advances, if any) allocable to recoveries of
                                 principal of any Mortgage Loans in such Loan
                                 Group that are not yet liquidated Mortgage
                                 Loans received during the calendar month
                                 preceding the month of such Distribution Date,
                                 (e) with respect to each Mortgage Loan in such
                                 Loan Group that became a liquidated Mortgage
                                 Loan during the calendar month preceding the
                                 month of such Distribution Date, the amount of
                                 liquidation proceeds (other than any
                                 foreclosure profits net of unreimbursed
                                 expenses and unreimbursed advances, if any)
                                 allocable to principal received with respect to
                                 such Mortgage Loan during the calendar month
                                 preceding the month of such Distribution Date
                                 and (f) all full and partial principal
                                 prepayments on any Mortgage Loans in such Loan
                                 Group received during the calendar month
                                 preceding the month of such Distribution Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such
                                 Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described
                                 in clauses (e) and (f) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date. See the
                                 Disclosure Supplement for the allocation of the
                                 Subordinate Principal Amount among the
                                 Subordinate Certificates.

--------------------------------------------------------------------------------

                                                                              17
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fractional Interest:             With respect to any Distribution Date and each
                                 class of Class B Certificates, in connection
                                 with the allocation of the Subordinate
                                 Principal Distribution Amount among the Class B
                                 Certificates, will equal (i) the aggregate of
                                 the class balances immediately prior to such
                                 Distribution Date of all classes of Class B
                                 Certificates, that have higher numerical class
                                 designations than such class, divided by (ii)
                                 the Stated Principal Balances of the Mortgage
                                 Loans outstanding on the Due Date in the month
                                 preceding the month of such Distribution Date.

                                 The approximate Fractional Interests for the
                                 Subordinate Certificates on the Closing Date
                                 are expected to be as follows:

                                             CLASS B CERTIFICATES
                                    Class B-1........................ 1.90%
                                    Class B-2........................ 1.20%
                                    Class B-3........................ 0.75%
                                    Class B-4........................ 0.50%
                                    Class B-5........................ 0.25%
                                    Class B-6........................ 0.00%

--------------------------------------------------------------------------------

                                                                              18
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BAFC 2006-F     $580,621,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PRELIMINARY CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class B Certificates provide credit support for the Class A Certificates. In addition, under certain circumstances principal otherwise payable to the Class B
Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A
Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      SUBORDINATION OF CLASS B CERTIFICATES
                      -------------------------------------
                   |                 Class A                  ^
                   |         Credit Support (4.50%)           |
                   |  -------------------------------------   |
                   |                Class B-1                 |
                   |         Credit Support (1.90%)           |
                   |  -------------------------------------   |
                   |                Class B-2                 |
                   |         Credit Support (1.20%)           |
                   |  -------------------------------------   |     Order of
   Priority of     |                Class B-3                 |       Less
     Payment       |         Credit Support (0.75%)           |    Allocation
                   |  -------------------------------------   |
                   |                Class B-4                 |
                   |         Credit Support (0.50%)           |
                   |  -------------------------------------   |
                   |                Class B-5                 |
                   |         Credit Support (0.25%)           |
                   |  -------------------------------------   |
                   |                Class B-6                 |
                   |         Credit Support (0.00%)           |
                   v  -------------------------------------   |

--------------------------------------------------------------------------------
                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to the Class A Certificates in a group will be made from the Pool
Distribution Amount for the related Loan Group and to the Class B Certificates will be made from the aggregate of the Pool Distribution Amounts on each
Distribution Date, in the following order of priority:
--------------------------------------------------------------------------------

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS
         --------------------------------------------------------------
               First, to the Class A Certificates to pay Interest;
         --------------------------------------------------------------
                                       |
                                       |
                                       v
         --------------------------------------------------------------
              Second, to the Class A Certificates to pay Principal;
         --------------------------------------------------------------
                                       |
                                       |
                                       v
         --------------------------------------------------------------
                Third, sequentially, to each class of Subordinate
          Certificates to pay Interest and then Principal in the order of numerical class designations, beginning with Class B-1
                                Certificates; and
         --------------------------------------------------------------
                                       |
                                       |
                                       v
         --------------------------------------------------------------
         Fourth, to the Class 1-A-R Certificate, any remaining amounts.
         --------------------------------------------------------------

For a copy of the Base Prospectus or a more detailed description of the
Transaction Parties, Risk Factors, or other salient deal features please see the
Disclosure Supplement.

                                                                              19
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

                     BANC OF AMERICA SECURITIES [LOGO](TM)

--------------------------------------------------------------------------------

                 MBS NEW ISSUE TERM SHEET - COLLATERAL APPENDIX

                       BANC OF AMERICA FUNDING CORPORATION
                                    DEPOSITOR

                      BANC OF AMERICA FUNDING 2006-F TRUST
                                 ISSUING ENTITY

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-F
                           $580,621,000 (APPROXIMATE)

                                  JUNE 13, 2006

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 1 Mortgage Loans consist of Relationship One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately
96.04% of the Group 1 Mortgage Loans require only the payment of interest until the 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve
Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date.
The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.125% to 11.500%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's Gross
Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------

                                                           COLLATERAL SUMMARY     RANGE (IF APPLICABLE)
                                                           ------------------     ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                   $249,441,845
TOTAL NUMBER OF LOANS                                                     234
AVERAGE LOAN PRINCIPAL BALANCE                                     $1,065,991     $418,000 to $5,000,000
WA GROSS COUPON                                                        5.412%           4.125% to 6.000%
WA FICO                                                                   724                 546 to 817
WA ORIGINAL TERM                                                   359 months          300 to 360 months
WA REMAINING TERM                                                  354 months          294 to 359 months
WA OLTV                                                                65.60%           22.73% to 95.00%
WA DTI                                                                 35.35%            6.41% to 75.00%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                             55 months            15 to 59 months
WA GROSS MARGIN                                                        2.750%           2.750% to 2.750%
WA RATE CEILING                                                       10.424%          9.125% to 11.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA            76.13%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   AZ             3.92%
BALANCE                                                  CO             3.09%
                                                         NY             2.87%
                                                         WA             2.51%
                                                                        11.48
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                    0.41%
PERCENTAGE OF BUYDOWN LOANS                                             0.32%
--------------------------------------------------------------------------------------------------------

                                                                               2
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                           OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
OCCUPANCY                        LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Primary Residence                 201      $ 208,138,237.15     83.44%     $ 1,035,513.62        722             65.97%
Second Home                        33         41,303,607.71     16.56        1,251,624.48        735             63.73
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                      PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
       PROPERTY TYPE             LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Single Family Residence           190      $ 216,094,858.71     86.63%     $ 1,137,341.36        723             64.55%
Condominium                        41         30,878,986.15     12.38          753,146.00        733             72.46
2-Family                            2          1,818,000.00      0.73          909,000.00        669             74.99
Cooperative                         1            650,000.00      0.26          650,000.00        663             61.90
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

                                   MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
          PURPOSE                LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Purchase                          141      $ 148,079,467.47     59.36%     $ 1,050,208.99        731             69.91%
Refinance-Cashout                  56         57,022,848.07     22.86        1,018,265.14        714             64.21
Refinance-Rate/Term                37         44,339,529.32     17.78        1,198,365.66        713             52.99
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

                                                                               3
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                            OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
      GEOGRAPHIC AREA            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Arizona                             9      $   9,774,371.42      3.92%     $ 1,086,041.27        719             56.19%
California                        174        189,903,472.76     76.13        1,091,399.27        727             65.39
Colorado                            4          7,706,414.06      3.09        1,926,603.52        712             51.28
Connecticut                         2          2,250,000.00       0.9        1,125,000.00        661              59.7
Delaware                            1            448,000.00      0.18          448,000.00        688                80
Florida                             2          3,187,500.00      1.28        1,593,750.00        732                75
Idaho                               1            743,496.71       0.3          743,496.71        789                80
Indiana                             1            486,797.48       0.2          486,797.48        800                80
Iowa                                2          1,867,679.67      0.75          933,839.84        749                80
Massachusetts                       2          1,104,092.44      0.44          552,046.22        726              74.9
Minnesota                           3          1,693,813.47      0.68          564,604.49        716             73.68
Nevada                              6          4,596,513.87      1.84          766,085.65        712              67.4
New Jersey                          6          3,516,211.23      1.41          586,035.21        704             67.75
New York                            5          7,159,479.23      2.87        1,431,895.85        689             73.01
North Carolina                      1            467,255.00      0.19          467,255.00        713             79.57
Ohio                                2          1,045,580.16      0.42          522,790.08        732             76.19
Texas                               2          1,080,983.45      0.43          540,491.73        720             59.13
Utah                                3          5,522,860.08      2.21        1,840,953.36        720             70.14
Vermont                             1            615,500.00      0.25          615,500.00        688             77.42
Washington                          7          6,271,823.83      2.51          895,974.83        710             71.78
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 3.02% of the Group 1
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                               4
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                       CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
  PRINCIPAL BALANCES ($)         LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00            21      $   9,178,952.78      3.68%     $   437,092.99        705             79.41%
450,000.01 - 500,000.00            29         13,974,132.90      5.60          481,866.65        720             73.04
500,000.01 - 550,000.00            28         14,524,838.70      5.82          518,744.24        729             75.77
550,000.01 - 600,000.00            16          9,346,318.23      3.75          584,144.89        701             74.27
600,000.01 - 650,000.00            15          9,450,383.22      3.79          630,025.55        689             73.51
650,000.01 - 700,000.00             9          6,105,500.00      2.45          678,388.89        689             69.96
700,000.01 - 750,000.00             7          5,154,948.05      2.07          736,421.15        699             62.15
750,000.01 - 800,000.00             9          7,082,153.58      2.84          786,905.95        699             67.90
800,000.01 - 850,000.00             4          3,340,816.40      1.34          835,204.10        661             71.43
850,000.01 - 900,000.00             2          1,723,979.23      0.69          861,989.62        685             72.50
900,000.01 - 950,000.00             7          6,488,950.00      2.60          926,992.86        710             69.71
950,000.01 - 1,000,000.00          14         13,983,342.80      5.61          998,810.20        683             57.56
1,000,000.01 - 1,500,000.00        22         30,248,614.03     12.13        1,374,937.00        731             68.14
1,500,000.01 - 2,000,000.00        23         42,644,799.38     17.10        1,854,121.71        749             66.03
2,000,000.01 - 2,500,000.00        15         35,069,615.56     14.06        2,337,974.37        740             57.21
2,500,000.01 - 3,000,000.00        10         28,737,000.00     11.52        2,873,700.00        717             54.94
3,000,000.01 over                   3         12,387,500.00      4.97        4,129,166.67        760             65.66
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 1 Mortgage Loans is expected to be approximately $1,065,991.

                                                                               5
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
         ORIGINAL              MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
 LOAN-TO-VALUE RATIOS (%)        LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                       1      $   2,499,492.19      1.00%     $ 2,499,492.19        703             22.73%
25.01 - 30.00                       3          4,020,000.00      1.61        1,340,000.00        693             28.53
30.01 - 35.00                       1          2,000,000.00       0.8        2,000,000.00        704              31.5
35.01 - 40.00                       5          7,900,000.00      3.17        1,580,000.00        702             38.02
40.01 - 45.00                       7          8,271,052.84      3.32        1,181,578.98        728             42.02
45.01 - 50.00                       8         14,333,664.06      5.75        1,791,708.01        724             47.44
50.01 - 55.00                       9         12,298,795.27      4.93        1,366,532.81        707             53.14
55.01 - 60.00                      11         18,569,895.83      7.44        1,688,172.35        719             57.83
60.01 - 65.00                      23         33,802,556.90     13.55        1,469,676.39        728             63.54
65.01 - 70.00                      32         41,249,252.30     16.54        1,289,039.13        738             68.61
70.01 - 75.00                      37         42,454,554.16     17.02        1,147,420.38        727             74.24
75.01 - 80.00                      95         61,011,001.88     24.46          642,221.07        722             79.48
85.01 - 90.00                       1            609,579.43      0.24          609,579.43        669                90
90.01 - 95.00                       1            422,000.00      0.17          422,000.00        748                95
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately
      65.60%.

                            CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
     CURRENT MORTGAGE          MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
    INTEREST RATES (%)           LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

4.001 - 4.250                       1      $   1,500,000.00      0.60%     $ 1,500,000.00        690             58.82%
4.251 - 4.500                       5          3,367,910.08      1.35          673,582.02        738              66.7
4.501 - 4.750                       3          5,455,990.13      2.19        1,818,663.38        755             61.11
4.751 - 5.000                      20         20,467,214.07      8.21        1,023,360.70        726             56.66
5.001 - 5.250                      26         23,872,407.87      9.57          918,169.53        726             67.93
5.251 - 5.500                     103        114,670,478.09     45.97        1,113,305.61        722             67
5.501 - 5.750                      74         78,540,239.82     31.49        1,061,354.59        723             65.38
5.751 - 6.000                       2          1,567,604.80      0.63          783,802.40        710             75.09
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 1 Mortgage Loans is expected to be approximately 5.412%
      per annum.

                                                                               6
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                     GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     GROSS MARGIN (%)            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

2.750                             234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 1
      Mortgage Loans is expected to be approximately 2.750% per annum.

                                     RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     RATE CEILINGS (%)           LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

9.001 - 9.250                       1      $   1,500,000.00      0.60%     $ 1,500,000.00        690             58.82%
9.251 - 9.500                       5          3,367,910.08      1.35          673,582.02        738              66.7
9.501 - 9.750                       3          5,455,990.13      2.19        1,818,663.38        755             61.11
9.751 - 10.000                     20         20,467,214.07      8.21        1,023,360.70        726             56.66
10.001 - 10.250                    26         23,872,407.87      9.57          918,169.53        726             67.93
10.251 - 10.500                   100        111,481,840.47     44.69        1,114,818.40        725             67.32
10.501 - 10.750                    74         78,540,239.82     31.49        1,061,354.59        723             65.38
10.751 - 11.000                     2          1,567,604.80      0.63          783,802.40        710             75.09
11.251 - 11.500                     3          3,188,637.62      1.28        1,062,879.21        641             56.06
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1
      Mortgage Loans is expected to be approximately 10.424% per annum.

                                                                               7
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                              FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
        FIRST RATE             MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
      ADJUSTMENT DATE            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

September 1, 2007                   1      $   1,499,664.06      0.60%     $ 1,499,664.06        664             47.62%
November 1, 2007                    1            438,973.56      0.18          438,973.56        546             66.52
December 1, 2007                    1          1,250,000.00      0.50        1,250,000.00        646             62.50
September 1, 2009                   1          1,500,000.00      0.60        1,500,000.00        690             58.82
November 1, 2009                    1            544,000.00      0.22          544,000.00        791             80.00
December 1, 2009                    4          2,823,910.08      1.13          705,977.52        728             64.14
January 1, 2010                     1            511,150.00      0.20          511,150.00        715             80.00
February 1, 2010                    1            484,000.00      0.19          484,000.00        708             80.00
March 1, 2010                       1            622,108.00      0.25          622,108.00        694             80.00
April 1, 2010                       3          1,519,068.32      0.61          506,356.11        740             66.43
May 1, 2010                         1            499,895.83      0.20          499,895.83        678             56.82
June 1, 2010                        3          1,687,265.78      0.68          562,421.93        681             63.03
July 1, 2010                        2          3,099,367.19      1.24        1,549,683.60        697             33.81
August 1, 2010                      8         12,962,436.09      5.20        1,620,304.51        707             56.30
September 1, 2010                   6          9,273,263.10      3.72        1,545,543.85        711             53.59
October 1, 2010                     5          7,555,799.00      3.03        1,511,159.80        703             60.94
November 1, 2010                    4          3,755,909.49      1.51          938,977.37        687             65.55
December 1, 2010                    9         14,193,429.37      5.69        1,577,047.71        731             60.51
January 1, 2011                     6         10,794,731.67      4.33        1,799,121.95        766             72.08
February 1, 2011                   59         61,750,334.30     24.76        1,046,615.84        726             68.27
March 1, 2011                      73         66,985,386.40     26.85          917,608.03        722             66.79
April 1, 2011                      39         41,768,526.20     16.74        1,070,987.85        735             69.27
May 1, 2011                         4          3,922,626.42      1.57          980,656.61        740             63.15
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 55 months.

                                                                               8
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                    REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
      REMAINING TERM           MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
         (MONTHS)                LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

281 - 300                           1      $   2,130,000.00      0.85%     $ 2,130,000.00        714             60.00%
301 - 320                           3          3,188,637.62      1.28        1,062,879.21        641             56.06
321 - 340                           1          1,500,000.00      0.60        1,500,000.00        690             58.82
341 - 360                         229        242,623,207.24     97.27        1,059,489.99        725             65.82
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 1 Mortgage Loans is expected to be approximately 354 months.

                             CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
       CREDIT SCORES             LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

801 - 850                           9      $   9,422,203.72      3.78%     $ 1,046,911.52        808             68.28%
751 - 800                          52         72,048,632.07     28.88        1,385,550.62        778             67.41
701 - 750                          47         64,237,547.54     25.75        1,366,756.33        722             62.60
651 - 700                         121         99,794,656.56     40.01          824,749.23        681             65.94
601 - 650                           3          2,499,831.41      1.00          833,277.14        633             65.96
501 - 550                           1            438,973.56      0.18          438,973.56        546             66.52
Not Scored                          1          1,000,000.00      0.40        1,000,000.00          0             66.67
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                               9
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                      ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
     ORIGINAL DEBT-TO-         MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     INCOME RATIOS (%)           LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                        4      $   4,276,698.00      1.71%     $ 1,069,174.50        738             64.74%
10.01 - 15.00                       2          2,168,638.87      0.87        1,084,319.44        741             68.36
15.01 - 20.00                       9         11,296,335.20      4.53        1,255,148.36        719             61.30
20.01 - 25.00                      22         18,826,047.48      7.55          855,729.43        728             61.95
25.01 - 30.00                      25         24,071,991.59      9.65          962,879.66        693             64.80
30.01 - 35.00                      54         77,904,824.28     31.23        1,442,681.93        735             64.38
35.01 - 40.00                      28         24,664,526.60      9.89          880,875.95        713             64.28
40.01 - 45.00                      44         44,852,114.37     17.98        1,019,366.24        725             66.78
45.01 - 50.00                      34         32,248,843.03     12.93          948,495.38        721             71.07
50.01 - 55.00                       3          3,286,495.79      1.32        1,095,498.60        705             66.06
55.01 - 60.00                       1            657,500.00      0.26          657,500.00        749             65.75
60.01 - 65.00                       4          3,102,973.56      1.24          775,743.39        737             67.12
65.01 - 70.00                       1            559,920.00      0.22          559,920.00        773             80.00
70.01 - 75.00                       2          1,044,936.09      0.42          522,468.05        781             76.36
Not Scored                          1            480,000.00      0.19          480,000.00        666             80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 1 Mortgage Loans is expected to be approximately 35.35%.

                               MONTHS SINCE ORIGINATION OF THE GROUP 1 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
       MONTHS SINCE            MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
        ORIGINATION              LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

1 - 6                             184      $ 188,539,604.99     75.58%     $ 1,024,671.77        729             68.06%
7 - 12                             34         49,209,470.02     19.73        1,447,337.35        711             56.51
13 - 18                             7          3,636,222.15      1.46          519,460.31        716             71.14
19 - 24                             6          4,867,910.08      1.95          811,318.35        723             64.27
43 - 48                             3          3,188,637.62      1.28        1,062,879.21        641             56.06
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            234      $ 249,441,844.86    100.00%     $ 1,065,990.79        724             65.60%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 1 Mortgage Loans is expected to be approximately 6 months.

                                                                              10
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 2 Mortgage Loans consist of Non-Relationship One-Year LIBOR and
One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 91.48% of the Group 2 Mortgage Loans require only the payment of interest until the 61ST or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR or
One-Year CMT and will adjust to that index plus a certain number of basis points
(the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR
Index is the average of the interbank offered rates for one-year U.S.
dollar-denominated deposits in the London Market as published in The Wall Street
Journal. The One-Year CMT will be the weekly average yield on United States
Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical
Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.500% to 11.875%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------
                                                           COLLATERAL SUMMARY      RANGE (IF APPLICABLE)
                                                           ------------------      ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                   $222,457,504
TOTAL NUMBER OF LOANS                                                     332
AVERAGE LOAN PRINCIPAL BALANCE                                       $670,053     $321,727 to $3,818,080
WA GROSS COUPON                                                        6.117%           4.500% to 6.875%
WA FICO                                                                   711                 608 to 816
WA ORIGINAL TERM                                                   360 months          360 to 360 months
WA REMAINING TERM                                                  359 months          332 to 360 months
WA OLTV                                                                73.40%           27.91% to 95.00%
WA DTI                                                                 38.30%            8.26% to 78.00%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                             59 months            32 to 60 months
WA GROSS MARGIN                                                        2.588%           2.250% to 2.750%
WA RATE CEILING                                                       11.117%          9.500% to 11.875%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA            46.46%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL             7.85%
BALANCE                                                  VA             5.18%
                                                         CO             4.89%
                                                         AZ             4.89%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                    2.48%
PERCENTAGE OF BUYDOWN LOANS                                             1.31%
--------------------------------------------------------------------------------------------------------

                                                                              11
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                           OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
         OCCUPANCY               LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Primary Residence                 300      $ 199,364,774.61     89.62%     $   664,549.25        710             73.50%
Second Home                        23         18,178,579.00      8.17          790,373.00        729             72.47
Investor Property                   9          4,914,150.00      2.21          546,016.67        682             72.73
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                      PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
       PROPERTY TYPE             LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Single Family Residence           280      $ 192,181,186.11     86.39%     $   686,361.38        708             72.94%
Condominium                        47         27,692,083.20     12.45          589,193.26        726             76.11
PUD Detached                        3          1,537,234.30      0.69          512,411.43        690             80.00
Cooperative                         2          1,047,000.00      0.47          523,500.00        778             75.59
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

                                   MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
        PURPOSE                  LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Purchase                          211      $ 148,095,767.74     66.57%     $   701,875.68        716             75.80%
Refinance-Cashout                  65         39,467,892.90     17.74          607,198.35        700             67.43
Refinance-Rate/Term                56         34,893,842.97     15.69          623,104.34        700             69.96
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

                                                                              12
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                            OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
      GEOGRAPHIC AREA            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Arizona                            20      $  10,886,135.83      4.89%     $   544,306.79        709             76.71%
Arkansas                            1            441,000.00      0.20          441,000.00        758             90.00
California                        157        103,351,974.30     46.46          658,292.83        708             73.88
Colorado                           11         10,888,669.54      4.89          989,879.05        756             75.80
Connecticut                         4          3,777,500.00      1.70          944,375.00        702             58.61
District of Columbia                2            951,780.00      0.43          475,890.00        729             80.00
Florida                            23         17,469,303.39      7.85          759,534.93        701             62.28
Georgia                             2          1,087,469.00      0.49          543,734.50        677             71.35
Hawaii                              2          2,063,000.00      0.93        1,031,500.00        745             73.04
Illinois                           12          6,207,739.07      2.79          517,311.59        707             75.94
Maryland                           12          7,409,445.80      3.33          617,453.82        686             77.95
Massachusetts                       3          2,511,427.99      1.13          837,142.66        697             71.48
Michigan                            3          1,510,974.85      0.68          503,658.28        699             79.79
Minnesota                           2          1,152,000.00      0.52          576,000.00        727             84.71
Missouri                            2          1,043,900.00      0.47          521,950.00        680             62.91
Nevada                              4          2,427,100.00      1.09          606,775.00        683             69.61
New Jersey                          7          4,577,467.11      2.06          653,923.87        740             74.61
New York                           11          9,749,600.00      4.38          886,327.27        702             70.40
North Carolina                      3          1,736,400.00      0.78          578,800.00        687             74.88
Oregon                              4          1,834,149.21      0.82          458,537.30        701             77.28
Pennsylvania                        3          2,376,369.96      1.07          792,123.32        714             78.04
South Carolina                      3          1,715,000.00      0.77          571,666.67        679             74.21
Texas                               3          2,802,500.00      1.26          934,166.67        716             77.39
Utah                                2          1,970,628.52      0.89          985,314.26        744             69.86
Virginia                           18         11,533,930.33      5.18          640,773.91        725             76.67
Washington                         17         10,432,038.71      4.69          613,649.34        715             77.36
Wisconsin                           1            550,000.00      0.25          550,000.00        751             71.43
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 2.97% of the Group 2
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              13
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                       CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
  PRINCIPAL BALANCES ($)         LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

300,000.01 - 350,000.00             1      $     321,726.57      0.14%     $   321,726.57        682             75.76%
400,000.01 - 450,000.00            36         15,740,965.64      7.08          437,249.05        709             77.60
450,000.01 - 500,000.00            82         39,077,523.28     17.57          476,555.16        719             75.66
500,000.01 - 550,000.00            75         39,648,678.22     17.82          528,649.04        718             75.97
550,000.01 - 600,000.00            36         20,717,413.24      9.31          575,483.70        701             73.28
600,000.01 - 650,000.00            21         13,205,133.47      5.94          628,815.88        688             76.75
650,000.01 - 700,000.00             8          5,488,843.22      2.47          686,105.40        677             73.34
700,000.01 - 750,000.00             9          6,549,078.10      2.94          727,675.34        692             77.81
750,000.01 - 800,000.00            10          7,903,400.00      3.55          790,340.00        692             70.77
800,000.01 - 850,000.00             2          1,640,100.00      0.74          820,050.00        681             63.32
850,000.01 - 900,000.00            11          9,647,679.91      4.34          877,061.81        688             70.32
900,000.01 - 950,000.00             2          1,850,675.00      0.83          925,337.50        678             69.01
950,000.01 - 1,000,000.00          12         11,928,947.00      5.36          994,078.92        676             63.29
1,000,000.01 - 1,500,000.00        14         19,578,928.96      8.80        1,398,494.93        743             74.26
1,500,000.01 - 2,000,000.00         8         15,454,081.00      6.95        1,931,760.13        748             68.51
2,000,000.01 - 2,500,000.00         3          7,086,250.00      3.19        2,362,083.33        721             61.73
2,500,000.01 - 3,000,000.00         1          2,800,000.00      1.26        2,800,000.00        672             70.00
3,000,000.01 over                   1          3,818,080.00      1.72        3,818,080.00        707             78.40
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 2 Mortgage Loans is expected to be approximately $670,053.

                                                                              14
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
         ORIGINAL              MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
 LOAN-TO-VALUE RATIOS (%)        LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

25.01 - 30.00                       2      $   1,600,000.00      0.72%     $   800,000.00        692             28.32%
30.01 - 35.00                       1            591,000.00      0.27          591,000.00        742             34.76
35.01 - 40.00                       2          1,491,000.00      0.67          745,500.00        683             36.37
40.01 - 45.00                       2          1,351,000.00      0.61          675,500.00        683             42.56
45.01 - 50.00                       4          4,184,900.00      1.88        1,046,225.00        697             49.40
50.01 - 55.00                       8          6,562,399.00      2.95          820,299.88        705             53.01
55.01 - 60.00                      10          8,080,751.72      3.63          808,075.17        703             58.80
60.01 - 65.00                      17         12,245,350.00      5.50          720,314.71        686             63.40
65.01 - 70.00                      34         27,283,233.83     12.26          802,448.05        704             68.74
70.01 - 75.00                      52         42,166,429.69     18.95          810,892.88        720             73.70
75.01 - 80.00                     189        111,393,013.80     50.07          589,381.03        714             79.54
80.01 - 85.00                       2            951,845.00      0.43          475,922.50        700             84.24
85.01 - 90.00                       4          2,221,322.83      1.00          555,330.71        724             89.96
90.01 - 95.00                       5          2,335,257.74      1.05          467,051.55        724             94.69
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately
      73.40%.

                                                                              15
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                            CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
     CURRENT MORTGAGE          MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
    INTEREST RATES (%)           LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

4.251 - 4.500                       1      $     549,727.42      0.25%     $   549,727.42        684             75.71%
4.501 - 4.750                       1            605,816.00      0.27          605,816.00        699             80.00
4.751 - 5.000                       5          2,638,226.57      1.19          527,645.31        701             67.63
5.001 - 5.250                       7          7,940,501.93      3.57        1,134,357.42        707             66.69
5.251 - 5.500                      14          7,896,573.35      3.55          564,040.95        717             73.78
5.501 - 5.750                      29         18,443,224.65      8.29          635,973.26        719             75.89
5.751 - 6.000                      66         43,836,383.93     19.71          664,187.64        725             73.83
6.001 - 6.250                      95         59,907,164.99     26.93          630,601.74        705             74.11
6.251 - 6.500                      88         65,518,642.52     29.45          744,530.03        708             73.32
6.501 - 6.750                      22         13,091,842.52      5.89          595,083.75        702             69.28
6.751 - 7.000                       4          2,029,399.73      0.91          507,349.93        678             79.38
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 2 Mortgage Loans is expected to be approximately 6.117%
      per annum.

                                     GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     GROSS MARGIN (%)            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

2.250                             121      $  72,084,623.40     32.40%     $   595,740.69        702             75.54%
-------------------------------------------------------------------------------------------------------------------------
2.750                             211        150,372,880.21     67.60          712,667.68        715             72.37
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 2
      Mortgage Loans is expected to be approximately 2.588% per annum.

                                                                              16
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                     RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     RATE CEILINGS (%)           LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

9.251 - 9.500                       1      $     549,727.42      0.25%     $   549,727.42        684             75.71%
9.501 - 9.750                       1            605,816.00      0.27          605,816.00        699             80.00
9.751 - 10.000                      5          2,638,226.57      1.19          527,645.31        701             67.63
10.001 - 10.250                     7          7,940,501.93      3.57        1,134,357.42        707             66.69
10.251 - 10.500                    14          7,896,573.35      3.55          564,040.95        717             73.78
10.501 - 10.750                    29         18,443,224.65      8.29          635,973.26        719             75.89
10.751 - 11.000                    66         43,836,383.93     19.71          664,187.64        725             73.83
11.001 - 11.250                    95         59,907,164.99     26.93          630,601.74        705             74.11
11.251 - 11.500                    88         65,518,642.52     29.45          744,530.03        708             73.32
11.501 - 11.750                    22         13,091,842.52      5.89          595,083.75        702             69.28
11.751 - 12.000                     4          2,029,399.73      0.91          507,349.93        678             79.38
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 11.117% per annum.

                                                                              17
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                              FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
        FIRST RATE             MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
      ADJUSTMENT DATE            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

February 1, 2009                    1      $     321,726.57      0.14%     $   321,726.57        682             75.76%
August 1, 2009                      1            549,727.42      0.25          549,727.42        684             75.71
May 1, 2010                         1          2,500,000.00      1.12        2,500,000.00        706             50.00
September 1, 2010                   1            800,000.00      0.36          800,000.00        685             58.47
October 1, 2010                     3          1,982,618.03      0.89          660,872.68        675             72.70
November 1, 2010                    2          1,220,000.00      0.55          610,000.00        683             62.48
January 1, 2011                     5          3,459,384.30      1.56          691,876.86        675             73.60
February 1, 2011                    5          3,133,457.22      1.41          626,691.44        676             70.86
March 1, 2011                       5          2,902,400.00      1.30          580,480.00        682             72.82
April 1, 2011                      50         30,410,933.11     13.67          608,218.66        693             74.68
May 1, 2011                       217        145,331,792.96     65.33          669,731.76        717             74.60
June 1, 2011                       41         29,845,464.00     13.42          727,938.15        717             69.32
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                                    REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
      REMAINING TERM           MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
         (MONTHS)                LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

321 - 340                           2      $     871,453.99      0.39%     $   435,727.00        683             75.73%
341 - 360                         330        221,586,049.62     99.61          671,472.88        711             73.39
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

                                                                              18
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                             CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
   CREDIT SCORES                 LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

801 - 850                          11      $   6,442,377.99      2.90%     $   585,670.73        807             79.64%
751 - 800                          54         36,917,720.91     16.60          683,661.50        777             77.18
701 - 750                          60         51,158,651.39     23.00          852,644.19        727             71.03
651 - 700                         201        124,099,455.60     55.79          617,410.23        681             72.73
601 - 650                           5          3,263,974.89      1.47          652,794.98        632             77.77
Not Scored                          1            575,322.83      0.26          575,322.83          0             90.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                      ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
     ORIGINAL DEBT-TO-         MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     INCOME RATIOS (%)           LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                        1      $     568,000.00      0.26%     $   568,000.00        781             80.00%
10.01 - 15.00                       3          4,002,507.10      1.80        1,334,169.03        695             67.68
15.01 - 20.00                       5          3,508,600.00      1.58          701,720.00        731             69.91
20.01 - 25.00                      16         14,214,054.55      6.39          888,378.41        721             70.36
25.01 - 30.00                      34         23,955,561.50     10.77          704,575.34        714             72.77
30.01 - 35.00                      51         27,190,890.77     12.22          533,154.72        709             75.62
35.01 - 40.00                      70         46,558,350.88     20.93          665,119.30        705             71.28
40.01 - 45.00                      83         58,320,125.63     26.22          702,652.12        713             74.27
45.01 - 50.00                      53         32,299,441.57     14.52          609,423.43        701             75.09
50.01 - 55.00                       2          2,038,165.00      0.92        1,019,082.50        713             76.22
55.01 - 60.00                       2          1,746,250.00      0.78          873,125.00        769             72.30
60.01 - 65.00                       4          2,131,800.00      0.96          532,950.00        747             76.55
65.01 - 70.00                       7          4,139,675.61      1.86          591,382.23        714             75.20
75.01 - 80.00                       1          1,784,081.00      0.80        1,784,081.00        732             75.71
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 2 Mortgage Loans is expected to be approximately 38.30%.

                                                                              19
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                               MONTHS SINCE ORIGINATION OF THE GROUP 2 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
       MONTHS SINCE            MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
        ORIGINATION              LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

1 - 6                             321      $ 213,145,431.59     95.81%     $   664,004.46        711             73.74%
7 - 12                              8          5,940,618.03      2.67          742,577.25        710             70.54
13 - 18                             1          2,500,000.00      1.12        2,500,000.00        706             50.00
19 - 24                             1            549,727.42      0.25          549,727.42        684             75.71
25 - 30                             1            321,726.57      0.14          321,726.57        682             75.76
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            332      $ 222,457,503.61    100.00%     $   670,052.72        711             73.40%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 2 Mortgage Loans is expected to be approximately 3 months.

                                                                              20
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Group 3 Mortgage Loans consist of One-Year CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 93.24% of the Group
3 Mortgage Loans require only the payment of interest until the 85th or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from
10.125% to 11.875%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------
                                                           COLLATERAL SUMMARY     RANGE (IF APPLICABLE)
                                                           ------------------     ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                   $113,110,217
TOTAL NUMBER OF LOANS                                                     179
AVERAGE LOAN PRINCIPAL BALANCE                                       $631,901     $418,298 to $2,500,000
WA GROSS COUPON                                                        6.244%           5.125% to 6.875%
WA FICO                                                                   713                 647 to 810
WA ORIGINAL TERM                                                   360 months          360 to 360 months
WA REMAINING TERM                                                  359 months          353 to 360 months
WA OLTV                                                                72.19%           31.58% to 95.00%
WA DTI                                                                 38.11%           11.07% to 68.42%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                             83 months            77 to 84 months
WA GROSS MARGIN                                                        2.748%           2.250% to 2.750%
WA RATE CEILING                                                       11.244%         10.125% to 11.875%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES         CA            70.35%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   NJ             4.36%
BALANCE                                                  MD             3.41%
                                                         FL             2.95%
                                                         VA             2.36%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                    1.72%
PERCENTAGE OF BUYDOWN LOANS                                             0.00%
--------------------------------------------------------------------------------------------------------

                                                                              21
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                           OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
         OCCUPANCY               LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Primary Residence                 172      $ 105,355,367.39     93.14%     $   612,531.21        713             73.57%
Second Home                         5          6,785,649.75      6.00        1,357,129.95        721             49.67
Investor Property                   2            969,200.00      0.86          484,600.00        680             80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                      PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
       PROPERTY TYPE             LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Single Family Residence           157      $ 100,981,663.98     89.28%     $   643,195.31        713             71.35%
Condominium                        21         11,176,553.16      9.88          532,216.82        719             79.92
2-Family                            1            952,000.00      0.84          952,000.00        690             70.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

                                   MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
          PURPOSE                LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Purchase                          107      $  69,365,453.81     61.33%     $   648,275.27        717             75.45%
Refinance-Cashout                  43         26,342,880.96     23.29          612,625.14        705             65.35
Refinance-Rate/Term                29         17,401,882.37     15.38          600,064.91        710             69.54
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

                                                                              22
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                                            OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
      GEOGRAPHIC AREA            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Arizona                             1      $   1,417,000.00      1.25%     $ 1,417,000.00        683             62.98%
California                        126         79,569,276.55     70.35          631,502.19        712             71.90
Colorado                            2          1,188,369.00      1.05          594,184.50        685             79.99
Connecticut                         2          1,047,482.33      0.93          523,741.17        706             72.56
Florida                             6          3,336,676.00      2.95          556,112.67        726             72.48
Georgia                             2            987,019.94      0.87          493,509.97        725             80.00
Illinois                            3          1,355,570.56      1.20          451,856.85        781             80.00
Kansas                              1            579,846.00      0.51          579,846.00        702             95.00
Maryland                            7          3,859,300.00      3.41          551,328.57        682             75.56
Minnesota                           1            649,383.26      0.57          649,383.26        697             79.75
New Jersey                          6          4,934,799.74      4.36          822,466.62        716             63.42
New York                            2          2,364,000.00      2.09        1,182,000.00        757             80.00
North Carolina                      1            750,000.00      0.66          750,000.00        718             44.12
Oregon                              2            959,000.00      0.85          479,500.00        699             60.20
Pennsylvania                        2          1,583,920.00      1.40          791,960.00        670             80.00
South Carolina                      1            449,200.00      0.40          449,200.00        669             80.00
Tennessee                           1            464,075.00      0.41          464,075.00        664             95.00
Texas                               1            593,686.58      0.52          593,686.58        687             80.00
Utah                                3          2,315,712.18      2.05          771,904.06        757             69.41
Virginia                            5          2,669,900.00      2.36          533,980.00        718             79.38
Washington                          4          2,036,000.00      1.80          509,000.00        732             66.93
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 2.78% of the Group 3
      Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              23
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                       CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
  PRINCIPAL BALANCES ($)         LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

400,000.01 - 450,000.00            24      $  10,428,318.47      9.22%     $   434,513.27        738             72.06%
450,000.01 - 500,000.00            43         20,571,833.58     18.19          478,414.73        720             75.95
500,000.01 - 550,000.00            45         23,726,082.36     20.98          527,246.27        732             75.91
550,000.01 - 600,000.00            15          8,663,414.07      7.66          577,560.94        680             77.50
600,000.01 - 650,000.00            15          9,435,702.60      8.34          629,046.84        684             71.82
650,000.01 - 700,000.00             5          3,379,651.75      2.99          675,930.35        675             75.50
700,000.01 - 750,000.00             5          3,666,554.07      3.24          733,310.81        687             63.60
750,000.01 - 800,000.00             2          1,590,000.00      1.41          795,000.00        672             76.97
800,000.01 - 850,000.00             2          1,670,000.00      1.48          835,000.00        676             77.74
850,000.01 - 900,000.00             2          1,735,000.00      1.53          867,500.00        681             66.11
900,000.01 - 950,000.00             3          2,812,600.00      2.49          937,533.33        670             80.00
950,000.01 - 1,000,000.00           7          6,889,760.49      6.09          984,251.50        683             68.67
1,000,000.01 - 1,500,000.00         5          6,570,299.75      5.81        1,314,059.95        747             71.37
1,500,000.01 - 2,000,000.00         5          9,471,000.00      8.37        1,894,200.00        741             61.53
2,000,000.01 - 2,500,000.00         1          2,500,000.00      2.21        2,500,000.00        690             38.46
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Group 3 Mortgage Loans is expected to be approximately $631,901.

                                                                              24
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
     ORIGINAL LOAN-TO-         MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     VALUE RATIOS (%)            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

30.01 - 35.00                       1      $     644,200.00      0.57%     $   644,200.00        684             31.58%
35.01 - 40.00                       2          3,050,000.00      2.70        1,525,000.00        689             37.92
40.01 - 45.00                       2          2,750,000.00      2.43        1,375,000.00        714             41.72
45.01 - 50.00                       2          1,094,960.42      0.97          547,480.21        692             48.56
50.01 - 55.00                       2          1,286,569.94      1.14          643,284.97        687             51.90
55.01 - 60.00                      14          9,255,811.43      8.18          661,129.39        697             58.75
60.01 - 65.00                      11          8,342,355.25      7.38          758,395.93        712             62.32
65.01 - 70.00                      15         12,438,665.31     11.00          829,244.35        702             69.34
70.01 - 75.00                      21         12,351,529.42     10.92          588,168.07        722             74.14
75.01 - 80.00                     105         59,947,906.37     53.00          570,932.44        719             79.58
85.01 - 90.00                       1            486,000.00      0.43          486,000.00        688             90.00
90.01 - 95.00                       3          1,462,219.00      1.29          487,406.33        701             94.52
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately
      72.19%.

                            CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
     CURRENT MORTGAGE          MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
    INTEREST RATES (%)           LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

5.001 - 5.250                       3      $   1,603,411.58      1.42%     $   534,470.53        700             71.70%
5.251 - 5.500                       2          1,346,799.74      1.19          673,399.87        723             77.41
5.501 - 5.750                       2          1,188,369.00      1.05          594,184.50        685             79.99
5.751 - 6.000                      37         23,081,159.85     20.41          623,815.13        724             74.59
6.001 - 6.250                      51         32,599,247.88     28.82          639,200.94        714             73.66
6.251 - 6.500                      71         44,073,716.66     38.97          620,756.57        711             71.39
6.501 - 6.750                      12          8,697,512.43      7.69          724,792.70        697             62.08
6.751 - 7.000                       1            520,000.00      0.46          520,000.00        689             80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Group 3 Mortgage Loans is expected to be approximately 6.244%
      per annum.

                                                                              25
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                     GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     GROSS MARGIN (%)            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

2.250                               1      $     465,081.46      0.41%     $   465,081.46        697             72.07%
-------------------------------------------------------------------------------------------------------------------------
2.750                             178        112,645,135.68     99.59          632,837.84        713             72.19
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Group 3
      Mortgage Loans is expected to be approximately 2.748% per annum.

                                     RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     RATE CEILINGS (%)           LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

10.001 - 10.250                     3      $   1,603,411.58      1.42%     $   534,470.53        700             71.70%
10.251 - 10.500                     2          1,346,799.74      1.19          673,399.87        723             77.41
10.501 - 10.750                     2          1,188,369.00      1.05          594,184.50        685             79.99
10.751 - 11.000                    37         23,081,159.85     20.41          623,815.13        724             74.59
11.001 - 11.250                    51         32,599,247.88     28.82          639,200.94        714             73.66
11.251 - 11.500                    71         44,073,716.66     38.97          620,756.57        711             71.39
11.501 - 11.750                    12          8,697,512.43      7.69          724,792.70        697             62.08
11.751 - 12.000                     1            520,000.00      0.46          520,000.00        689             80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
      Mortgage Loans is expected to be approximately 11.244% per annum.

                                                                              26
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                              FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
        FIRST RATE             MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
      ADJUSTMENT DATE            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

November 1, 2012                    1      $     593,686.58      0.52%     $   593,686.58        687             80.00%
February 1, 2013                    1            465,081.46      0.41          465,081.46        697             72.07
March 1, 2013                       1            736,054.07      0.65          736,054.07        694             70.00
April 1, 2013                      42         25,568,838.37     22.61          608,781.87        704             73.24
May 1, 2013                       127         80,886,758.66     71.51          636,903.61        715             71.36
June 1, 2013                        7          4,859,798.00      4.30          694,256.86        732             79.84
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                                    REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
      REMAINING TERM           MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
         (MONTHS)                LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

341 - 360                         179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

                                                                              27
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                             CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
   CREDIT SCORES                 LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

801 - 850                           7      $   4,240,099.74      3.75%     $   605,728.53        804             78.51%
751 - 800                          40         24,035,204.63     21.25          600,880.12        779             76.80
701 - 750                          26         17,008,844.15     15.04          654,186.31        723             64.34
651 - 700                         105         67,306,586.29     59.51          641,015.11        682             72.18
601 - 650                           1            519,482.33      0.46          519,482.33        647             65.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                      ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
     ORIGINAL DEBT-TO-         MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     INCOME RATIOS (%)           LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                       1      $     600,000.00      0.53%     $   600,000.00        676             63.16%
15.01 - 20.00                       4          1,972,640.16      1.74          493,160.04        730             75.42
20.01 - 25.00                      11          7,256,995.83      6.42          659,726.89        718             68.56
25.01 - 30.00                      13          8,173,586.58      7.23          628,737.43        736             76.76
30.01 - 35.00                      30         18,880,034.47     16.69          629,334.48        715             73.89
35.01 - 40.00                      40         26,185,319.79     23.15          654,632.99        719             69.65
40.01 - 45.00                      47         27,262,676.09     24.10          580,056.94        706             75.02
45.01 - 50.00                      25         18,037,764.22     15.95          721,510.57        703             68.83
50.01 - 55.00                       5          3,258,000.00      2.88          651,600.00        683             70.72
60.01 - 65.00                       1            538,000.00      0.48          538,000.00        752             78.20
65.01 - 70.00                       2            945,200.00      0.84          472,600.00        740             80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 3 Mortgage Loans is expected to be approximately 38.11%.

                                                                              28
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                               MONTHS SINCE ORIGINATION OF THE GROUP 3 MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
       MONTHS SINCE            MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
        ORIGINATION              LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

1 - 6                             178      $ 112,516,530.56     99.48%     $   632,115.34        713             72.15%
-------------------------------------------------------------------------------------------------------------------------
7 - 12                              1            593,686.58      0.52          593,686.58        687             80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            179      $ 113,110,217.14    100.00%     $   631,900.65        713             72.19%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Group 3 Mortgage Loans is expected to be approximately 2 months.

                                                                              29
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Mortgage Loans consist of One-Year LIBOR and CMT based ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5, or 7 years after origination and thereafter the
Mortgage Loans have a variable interest rate. Approximately 93.77% of the
Mortgage Loans require only the payment of interest until the 61st or 85th payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR or One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal. The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from
9.125% to 11.875%. The effective minimum interest rate for substantially all of the Mortgage Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------------------------------
                                                           COLLATERAL SUMMARY     RANGE (IF APPLICABLE)
                                                           ------------------     ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                   $585,009,566
TOTAL NUMBER OF LOANS                                                     745
AVERAGE LOAN PRINCIPAL BALANCE                                       $785,248     $321,727 to $5,000,000
WA GROSS COUPON                                                        5.841%           4.125% to 6.875%
WA FICO                                                                   717                 546 to 817
WA ORIGINAL TERM                                                   360 months          300 to 360 months
WA REMAINING TERM                                                  357 months          294 to 360 months
WA OLTV                                                                69.84%           22.73% to 95.00%
WA DTI                                                                 37.00%            6.41% to 78.00%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                             62 months            15 to 84 months
WA GROSS MARGIN                                                        2.688%           2.250% to 2.750%
WA RATE CEILING                                                       10.846%          9.125% to 11.875%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES                       63.73%
(TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL                  4.10%
BALANCE                                                                 3.77%
                                                         CA             3.38%
                                                         FL             3.29%
                                                         AZ            13.59%
                                                         CO             6.12%
                                                         NY             3.86%
                                                                        3.44%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                    1.45%
PERCENTAGE OF BUYDOWN LOANS                                             0.64%
--------------------------------------------------------------------------------------------------------

                                                                              30
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                               OCCUPANCY OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
         OCCUPANCY               LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Primary Residence                 673      $ 512,858,379.15     87.67%     $   762,048.11        715             70.46%
Second Home                        61         66,267,836.46     11.33        1,086,357.97        732             64.69
Investor Property                  11          5,883,350.00      1.01          534,850.00        682             73.93
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                          PROPERTY TYPES OF THE MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
       PROPERTY TYPE             LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Single Family Residence           627      $ 509,257,708.80     87.05%     $   812,213.25        716             69.07%
Condominium                       109         69,747,622.51     11.92          639,886.45        728             75.10
2-Family                            3          2,770,000.00      0.47          923,333.33        677             73.28
Cooperative                         3          1,697,000.00      0.29          565,666.67        734             70.34
PUD Detached                        3          1,537,234.30      0.26          512,411.43        690             80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

                                       MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
          PURPOSE                LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Purchase                          459      $ 365,540,689.02     62.48%     $   796,384.94        722             73.35%
Refinance-Cashout                 164        122,833,621.93     21.00          748,985.50        708             65.49
Refinance-Rate/Term               122         96,635,254.66     16.52          792,092.25        707             62.10
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

                                                                              31
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                     GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
      GEOGRAPHIC AREA            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

Arizona                            30      $  22,077,507.25      3.77%     $   735,916.91        712             66.74%
Arkansas                            1            441,000.00      0.08          441,000.00        758             90.00
California                        457        372,824,723.61     63.73          815,809.02        719             69.13
Colorado                           17         19,783,452.60      3.38        1,163,732.51        734             66.50
Connecticut                         8          7,074,982.33      1.21          884,372.79        689             61.02
Delaware                            1            448,000.00      0.08          448,000.00        688             80.00
District of Columbia                2            951,780.00      0.16          475,890.00        729             80.00
Florida                            31         23,993,479.39      4.10          773,983.21        709             65.39
Georgia                             4          2,074,488.94      0.35          518,622.24        700             75.46
Hawaii                              2          2,063,000.00      0.35        1,031,500.00        745             73.04
Idaho                               1            743,496.71      0.13          743,496.71        789             80.00
Illinois                           15          7,563,309.63      1.29          504,220.64        720             76.67
Indiana                             1            486,797.48      0.08          486,797.48        800             80.00
Iowa                                2          1,867,679.67      0.32          933,839.84        749             80.00
Kansas                              1            579,846.00      0.10          579,846.00        702             95.00
Maryland                           19         11,268,745.80      1.93          593,091.88        685             77.14
Massachusetts                       5          3,615,520.43      0.62          723,104.09        706             72.52
Michigan                            3          1,510,974.85      0.26          503,658.28        699             79.79
Minnesota                           6          3,495,196.73      0.60          582,532.79        716             78.44
Missouri                            2          1,043,900.00      0.18          521,950.00        680             62.91
Nevada                             10          7,023,613.87      1.20          702,361.39        702             68.16
New Jersey                         19         13,028,478.08      2.23          685,709.37        721             68.52
New York                           18         19,273,079.23      3.29        1,070,726.62        704             72.55
North Carolina                      5          2,953,655.00      0.50          590,731.00        699             67.81
Ohio                                2          1,045,580.16      0.18          522,790.08        732             76.19
Oregon                              6          2,793,149.21      0.48          465,524.87        700             71.42
Pennsylvania                        5          3,960,289.96      0.68          792,057.99        697             78.82
South Carolina                      4          2,164,200.00      0.37          541,050.00        677             75.41
Tennessee                           1            464,075.00      0.08          464,075.00        664             95.00
Texas                               6          4,477,170.03      0.77          746,195.01        713             73.33
Utah                                8          9,809,200.78      1.68        1,226,150.10        734             69.91
Vermont                             1            615,500.00      0.11          615,500.00        688             77.42
Virginia                           23         14,203,830.33      2.43          617,557.84        724             77.18
Washington                         28         18,739,862.54      3.20          669,280.81        715             74.36
Wisconsin                           1            550,000.00      0.09          550,000.00        751             71.43
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   As of the Cut-off Date, no more than approximately 1.45% of the Mortgage
      Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

                                                                              32
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                           CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
  PRINCIPAL BALANCES ($)         LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

300,000.01 - 350,000.00             1      $     321,726.57      0.05%     $   321,726.57        682             75.76%
400,000.01 - 450,000.00            81         35,348,236.89      6.04          436,397.99        717             76.43
450,000.01 - 500,000.00           154         73,623,489.76     12.59          478,074.61        720             75.24
500,000.01 - 550,000.00           148         77,899,599.28     13.32          526,348.64        724             75.91
550,000.01 - 600,000.00            67         38,727,145.54      6.62          578,017.10        697             74.46
600,000.01 - 650,000.00            51         32,091,219.29      5.49          629,239.59        687             74.35
650,000.01 - 700,000.00            22         14,973,994.97      2.56          680,636.14        681             72.45
700,000.01 - 750,000.00            21         15,370,580.22      2.63          731,932.39        693             69.17
750,000.01 - 800,000.00            21         16,575,553.58      2.83          789,312.08        693             70.14
800,000.01 - 850,000.00             8          6,650,916.40      1.14          831,364.55        670             71.01
850,000.01 - 900,000.00            15         13,106,659.14      2.24          873,777.28        687             70.05
900,000.01 - 950,000.00            12         11,152,225.00      1.91          929,352.08        695             72.19
950,000.01 - 1,000,000.00          33         32,802,050.29      5.61          994,001.52        680             61.98
1,000,000.01 - 1,500,000.00        41         56,397,842.74      9.64        1,375,557.14        737             70.64
1,500,000.01 - 2,000,000.00        36         67,569,880.38     11.55        1,876,941.12        747             65.97
2,000,000.01 - 2,500,000.00        19         44,655,865.56      7.63        2,350,308.71        734             56.88
2,500,000.01 - 3,000,000.00        11         31,537,000.00      5.39        2,867,000.00        713             56.28
3,000,000.01 over                   4         16,205,580.00      2.77        4,051,395.00        748             68.66
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   As of the Cut-off Date, the average outstanding principal balance of the
      Mortgage Loans is expected to be approximately $785,248.

                                                                              33
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                 ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
     ORIGINAL LOAN-TO-         MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     VALUE RATIOS (%)            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                       1      $   2,499,492.19      0.43%     $ 2,499,492.19        703             22.73%
25.01 - 30.00                       5          5,620,000.00      0.96        1,124,000.00        693             28.47
30.01 - 35.00                       3          3,235,200.00      0.55        1,078,400.00        707             32.11
35.01 - 40.00                       9         12,441,000.00      2.13        1,382,333.33        696             37.80
40.01 - 45.00                      11         12,372,052.84      2.11        1,124,732.08        720             42.01
45.01 - 50.00                      14         19,613,524.48      3.35        1,400,966.03        716             47.92
50.01 - 55.00                      19         20,147,764.21      3.44        1,060,408.64        705             53.02
55.01 - 60.00                      35         35,906,458.98      6.14        1,025,898.83        710             58.29
60.01 - 65.00                      51         54,390,262.15      9.30        1,066,475.73        716             63.32
65.01 - 70.00                      81         80,971,151.44     13.84          999,643.84        721             68.77
70.01 - 75.00                     110         96,972,513.27     16.58          881,568.30        723             73.99
75.01 - 80.00                     389        232,351,922.05     39.72          597,305.71        717             79.53
80.01 - 85.00                       2            951,845.00      0.16          475,922.50        700             84.24
85.01 - 90.00                       6          3,316,902.26      0.57          552,817.04        705             89.97
90.01 - 95.00                       9          4,219,476.74      0.72          468,830.75        719             94.66
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is expected to be approximately 69.84%.

                                                                              34
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                CURRENT MORTGAGE INTEREST RATES OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
     CURRENT MORTGAGE          MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
    INTEREST RATES (%)           LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

4.001 - 4.250                       1      $   1,500,000.00      0.26%     $ 1,500,000.00        690             58.82%
4.251 - 4.500                       6          3,917,637.50      0.67          652,939.58        731             67.97
4.501 - 4.750                       4          6,061,806.13      1.04        1,515,451.53        749             63.00
4.751 - 5.000                      25         23,105,440.64      3.95          924,217.63        723             57.91
5.001 - 5.250                      36         33,416,321.38      5.71          928,231.15        720             67.82
5.251 - 5.500                     119        123,913,851.18     21.18        1,041,292.87        722             67.55
5.501 - 5.750                     105         98,171,833.47     16.78          934,969.84        722             67.53
5.751 - 6.000                     105         68,485,148.58     11.71          652,239.51        724             74.11
6.001 - 6.250                     146         92,506,412.87     15.81          633,605.57        708             73.95
6.251 - 6.500                     159        109,592,359.18     18.73          689,260.12        709             72.54
6.501 - 6.750                      34         21,789,354.95      3.72          640,863.38        700             66.41
6.751 - 7.000                       5          2,549,399.73      0.44          509,879.95        680             79.51
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Current Mortgage Interest
      Rate of the Mortgage Loans is expected to be approximately 5.841% per annum.

                                                                              35
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                         GROSS MARGINS OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     GROSS MARGIN (%)            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

2.250                             122      $  72,549,704.86     12.40%     $   594,669.71        702             75.52%
2.750                             623        512,459,860.75     87.60          822,567.99        719             69.04
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Gross Margin of the Mortgage
      Loans is expected to be approximately 2.688% per annum.

                                         RATE CEILINGS OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
  RATE CEILINGS (%)              LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

9.001 - 9.250                       1      $   1,500,000.00      0.26%     $ 1,500,000.00        690             58.82%
9.251 - 9.500                       6          3,917,637.50      0.67          652,939.58        731             67.97
9.501 - 9.750                       4          6,061,806.13      1.04        1,515,451.53        749             63.00
9.751 - 10.000                     25         23,105,440.64      3.95          924,217.63        723             57.91
10.001 - 10.250                    36         33,416,321.38      5.71          928,231.15        720             67.82
10.251 - 10.500                   116        120,725,213.56     20.64        1,040,734.60        724             67.85
10.501 - 10.750                   105         98,171,833.47     16.78          934,969.84        722             67.53
10.751 - 11.000                   105         68,485,148.58     11.71          652,239.51        724             74.11
11.001 - 11.250                   146         92,506,412.87     15.81          633,605.57        708             73.95
11.251 - 11.500                   162        112,780,996.80     19.28          696,178.99        707             72.08
11.501 - 11.750                    34         21,789,354.95      3.72          640,863.38        700             66.41
11.751 - 12.000                     5          2,549,399.73      0.44          509,879.95        680             79.51
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage
      Loans is expected to be approximately 10.846% per annum.

                                                                              36
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                  FIRST RATE ADJUSTMENT DATE OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
        FIRST RATE             MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
      ADJUSTMENT DATE            LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

September 1, 2007                   1      $   1,499,664.06      0.26%     $ 1,499,664.06        664             47.62%
November 1, 2007                    1            438,973.56      0.08          438,973.56        546             66.52
December 1, 2007                    1          1,250,000.00      0.21        1,250,000.00        646             62.50
February 1, 2009                    1            321,726.57      0.05          321,726.57        682             75.76
August 1, 2009                      1            549,727.42      0.09          549,727.42        684             75.71
September 1, 2009                   1          1,500,000.00      0.26        1,500,000.00        690             58.82
November 1, 2009                    1            544,000.00      0.09          544,000.00        791             80.00
December 1, 2009                    4          2,823,910.08      0.48          705,977.52        728             64.14
January 1, 2010                     1            511,150.00      0.09          511,150.00        715             80.00
February 1, 2010                    1            484,000.00      0.08          484,000.00        708             80.00
March 1, 2010                       1            622,108.00      0.11          622,108.00        694             80.00
April 1, 2010                       3          1,519,068.32      0.26          506,356.11        740             66.43
May 1, 2010                         2          2,999,895.83      0.51        1,499,947.92        701             51.14
June 1, 2010                        3          1,687,265.78      0.29          562,421.93        681             63.03
July 1, 2010                        2          3,099,367.19      0.53        1,549,683.60        697             33.81
August 1, 2010                      8         12,962,436.09      2.22        1,620,304.51        707             56.30
September 1, 2010                   7         10,073,263.10      1.72        1,439,037.59        709             53.98
October 1, 2010                     8          9,538,417.03      1.63        1,192,302.13        697             63.39
November 1, 2010                    6          4,975,909.49      0.85          829,318.25        686             64.80
December 1, 2010                    9         14,193,429.37      2.43        1,577,047.71        731             60.51
January 1, 2011                    11         14,254,115.97      2.44        1,295,828.72        744             72.45
February 1, 2011                   64         64,883,791.52     11.09        1,013,809.24        724             68.40
March 1, 2011                      78         69,887,786.40     11.95          895,997.26        720             67.05
April 1, 2011                      89         72,179,459.31     12.34          811,005.16        717             71.55
May 1, 2011                       221        149,254,419.38     25.51          675,359.36        717             74.30
June 1, 2011                       41         29,845,464.00      5.10          727,938.15        717             69.32
November 1, 2012                    1            593,686.58      0.10          593,686.58        687             80.00
February 1, 2013                    1            465,081.46      0.08          465,081.46        697             72.07
March 1, 2013                       1            736,054.07      0.13          736,054.07        694             70.00
April 1, 2013                      42         25,568,838.37      4.37          608,781.87        704             73.24
May 1, 2013                       127         80,886,758.66     13.83          636,903.61        715             71.36
June 1, 2013                        7          4,859,798.00      0.83          694,256.86        732             79.84
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average number of months to the First
      Rate Adjustment Date for the Mortgage Loans is expected to be approximately 62 months.

                                                                              37
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                                        REMAINING TERMS OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
      REMAINING TERM           MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
         (MONTHS)                LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

281 - 300                           1      $   2,130,000.00      0.36%     $ 2,130,000.00        714             60.00%
301 - 320                           3          3,188,637.62      0.55        1,062,879.21        641             56.06
321 - 340                           3          2,371,453.99      0.41          790,484.66        688             65.03
341 - 360                         738        577,319,474.00     98.69          782,275.71        717             69.97
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average remaining term to stated
      maturity of the Mortgage Loans is expected to be approximately 357 months.

                                 CREDIT SCORING OF MORTGAGORS OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
                               MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
       CREDIT SCORES             LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

801 - 850                          27      $  20,104,681.45      3.44%     $   744,617.83        807             74.08%
751 - 800                         146        133,001,557.61     22.73          910,969.57        778             71.82
701 - 750                         133        132,405,043.08     22.63          995,526.64        724             66.08
651 - 700                         427        291,200,698.45     49.78          681,968.85        682             70.28
601 - 650                           9          6,283,288.63      1.07          698,143.18        633             72.01
501 - 550                           1            438,973.56      0.08          438,973.56        546             66.52
Not Scored                          2          1,575,322.83      0.27          787,661.42          0             75.19
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              38
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BANC OF AMERICA FUNDING CORPORATION
BANC OF AMERICA SECURITIES     Mortgage Pass-Through Certificates, Series 2006-F
                  [LOGO](TM)              $580,621,000 (approximate)
--------------------------------------------------------------------------------

                          ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
     ORIGINAL DEBT-TO-         MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
     INCOME RATIOS (%)           LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                        5      $   4,844,698.00      0.83%     $   968,939.60        743             66.52%
10.01 - 15.00                       6          6,771,145.97      1.16        1,128,524.33        708             67.50
15.01 - 20.00                      18         16,777,575.36      2.87          932,087.52        723             64.76
20.01 - 25.00                      49         40,297,097.86      6.89          822,389.75        724             66.11
25.01 - 30.00                      72         56,201,139.67      9.61          780,571.38        708             69.94
30.01 - 35.00                     135        123,975,749.52     21.19          918,338.89        726             68.29
35.01 - 40.00                     138         97,408,197.27     16.65          705,856.50        711             69.07
40.01 - 45.00                     174        130,434,916.09     22.30          749,625.95        716             71.85
45.01 - 50.00                     112         82,586,048.82     14.12          737,375.44        709             72.15
50.01 - 55.00                      10          8,582,660.79      1.47          858,266.08        699             70.24
55.01 - 60.00                       3          2,403,750.00      0.41          801,250.00        763             70.51
60.01 - 65.00                       9          5,772,773.56      0.99          641,419.28        742             71.64
65.01 - 70.00                      10          5,644,795.61      0.96          564,479.56        724             76.48
70.01 - 75.00                       2          1,044,936.09      0.18          522,468.05        781             76.36
75.01 - 80.00                       1          1,784,081.00      0.30        1,784,081.00        732             75.71
Not Scored                          1            480,000.00      0.08          480,000.00        666             80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Mortgage Loans is expected to be approximately 37.00%.

                                   MONTHS SINCE ORIGINATION OF THE MORTGAGE LOANS (1)

-------------------------------------------------------------------------------------------------------------------------
                                                              PERCENT OF
                                              AGGREGATE       AGGREGATE       AVERAGE
                               NUMBER OF       CUT-OFF         CUT-OFF        CUT-OFF          WEIGHTED        WEIGHTED
       MONTHS SINCE            MORTGAGE       PRINCIPAL       PRINCIPAL      PRINCIPAL      AVERAGE CREDIT     AVERAGE
        ORIGINATION              LOANS         BALANCE         BALANCE        BALANCE           SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

1 - 6                             683      $ 514,201,567.14     87.90%     $   752,857.35        718             71.31%
7 - 12                             43         55,743,774.63      9.53        1,296,366.85        711             58.25
13 - 18                             8          6,136,222.15      1.05          767,027.77        712             62.53
19 - 24                             7          5,417,637.50      0.93          773,948.21        719             65.43
25 - 30                             1            321,726.57      0.05          321,726.57        682             75.76
43 - 48                             3          3,188,637.62      0.55        1,062,879.21        641             56.06
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                            745      $ 585,009,565.61    100.00%     $   785,247.74        717             69.84%
=========================================================================================================================

(1)   As of the Cut-off Date, the weighted average Months Since Origination of the Mortgage Loans is expected to be approximately 4 months.

                                                                              39
BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------